                                                            Exhibit No. 10.49(c)

                     AMENDMENT NO 6 TO CONTRACT CSXT-C-04033

          SUBJECT TO 49 USC Section 10709 AND 49 CFR Section 1313.3(c)

     COGENTRIX OF RICHMOND,  INC.,  (Industry);  and CSX  TRANSPORTATION,  INC.,
(CSXT); agree to amend the aforementioned Contract, which has been in effect since April 12, 1990.

     1. This Amendment will be effective on JUNE 9, 1998.

     2. The Contract is modified in the following manner:

     (A) Paragraph 4, TRANSPORTATION PARTICULARS, EXHIBIT I, is amended, in part, by adding the following:

                                    Rates* Per Net Ton
                          ---------------------------------------
                          75-Car Unit Train    90-Car Unit Train
                               (3)(4)(5)            (3)(4)(6)
CSX Origin                  24-Hr Loadouts       24 Hr Loadouts
 District                  24 Hr. Unload (1)    24 Hr. Unload (1)
 --------                  -----------------    -----------------
JM - Harlan                      $[xxx]               $[xxx]

     *Rates are subject to Paragraph 11, ADJUSTMENT OF RATES.

     3. All other provisions of the Contract are ratified and reaffirmed.

COGENTRIX OF RICHMOND, INC.     CSX TRANSPORTATION, INC.

By:    /s/ J.E. FREEMAN, JR.    By:    /s/ S. WALTERS
      -----------------------         ---------------------
       J.E. Freeman, Jr.               Scott Walters
Title: Vice President           Title: Director - Non Utility Generation

----------
[xxx] These portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.